UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2022

PUBLIC STORAGE

(Exact name of registrant as specified in its charter)

Maryland	001-33519	95-3551121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2349
(Address of principal executive offices)	(Zip Code)

(818) 244-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of exchange on which registered
Common Shares, $0.10 par value	PSA	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.150% Cum Pref Share, Series F, $0.01 par value	PSAPrF	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.050% Cum Pref Share, Series G, $0.01 par value	PSAPrG	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.600% Cum Pref Share, Series H, $0.01 par value	PSAPrH	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.875% Cum Pref Share, Series I, $0.01 par value	PSAPrI	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.700% Cum Pref Share, Series J, $0.01 par value	PSAPrJ	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.750% Cum Pref Share, Series K, $0.01 par value	PSAPrK	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.625% Cum Pref Share, Series L, $0.01 par value	PSAPrL	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.125% Cum Pref Share, Series M, $0.01 par value	PSAPrM	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.875% Cum Pref Share, Series N, $0.01 par value	PSAPrN	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.900% Cum Pref Share, Series O, $0.01 par value	PSAPrO	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.000% Cum Pref Share, Series P, $0.01 par value	PSAPrP	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.950% Cum Pref Share, Series Q, $0.01 par value	PSAPrQ	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.000% Cum Pref Share, Series R, $0.01 par value	PSAPrR	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.100% Cum Pref Share, Series S, $0.01 par value	PSAPrS	New York Stock Exchange
0.875% Senior Notes due 2032	PSA32	New York Stock Exchange
0.500% Senior Notes due 2030	PSA30	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 28, 2022, Public Storage (the “Company”) held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”). As discussed in Item 5.07 below, at the Annual Meeting, the Company’s shareholders approved an amendment (the “Charter Amendment”) to the Company’s Restated Declaration of Trust (“Charter”) to eliminate supermajority voting requirements to amend the Charter. Accordingly, Section 10.3 of the Charter has been amended to eliminate supermajority voting requirements to amend the Charter.

The Charter Amendment became effective upon the filing of the Charter Amendment with the Maryland State Department of Assessments and Taxation on April 29, 2022.

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

Four proposals were submitted to the Company’s shareholders for a vote at the Annual Meeting held on April 28, 2022.

The four proposals are described in detail in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 18, 2022. The final results for the votes for each proposal are set forth below.

1.

The shareholders elected fourteen trustees to the Board of Trustees to hold office until the 2023 Annual Meeting or until their successors are duly qualified and elected. The votes for each nominee were as follows:

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Ronald L. Havner, Jr.	129,140,692	17,574,863	3,033,332	7,959,464
Tamara Hughes Gustavson	147,568,681	1,738,747	441,459	7,959,464
Leslie S. Heisz	148,059,571	1,476,900	212,416	7,959,464
Michelle Millstone-Shroff	148,822,200	715,208	211,479	7,959,464
Shankh S. Mitra	148,982,109	546,622	220,156	7,959,464
David J. Neithercut	148,202,765	1,332,118	214,004	7,959,464
Rebecca Owen	148,646,180	891,787	210,920	7,959,464
Kristy M. Pipes	147,418,242	2,120,119	210,526	7,959,464
Avedick B. Poladian	146,112,434	3,419,985	216,468	7,959,464
John Reyes	148,118,001	1,186,745	444,141	7,959,464
Joseph D. Russell, Jr.	148,881,136	655,437	212,314	7,959,464
Tariq M. Shaukat	148,681,679	850,516	216,692	7,959,464
Ronald P. Spogli	146,033,712	3,498,686	216,489	7,959,464
Paul S. Williams	146,487,574	3,046,502	214,811	7,959,464

2.	The shareholders approved the advisory vote to approve the compensation of named executive officers as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
140,103,432	9,370,444	275,011	7,959,464

3.	The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
147,368,670	10,282,805	56,876	0

4.	The shareholders approved the amendment to the Charter to eliminate the supermajority voting requirements to amend the Charter as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
149,270,833	215,989	262,065	7,959,464

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

3.1	Articles of Amendment to Restated Declaration of Trust of Public Storage, filed with the Maryland State Department of Assessments and Taxation on April 29, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIC STORAGE

	By:	/s/ Nathaniel A. Vitan
Date: April 29, 2022		Nathaniel A. Vitan Senior Vice President, Chief Legal Officer & Corporate Secretary